INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JUNE 22, 2023 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 26, 2022,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Dynamic Market ETF (PWC)
(the “Fund”)
Important Notice Regarding Changes in the Name, Ticker Symbol, Investment
Objective, Underlying Index, Index Provider, Principal Investment Strategy and
Advisory Fee of the Fund
At a meeting held on June 22, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the "Board") approved changes to the name, ticker symbol, investment objective, underlying index, index provider and principal investment strategy of the Fund. The Board also approved a reduction in the annual advisory fee of the Fund, as well as a change in the advisory fee structure. These changes will be effective after the close of markets on August 25, 2023 (the “Effective Date”).
Therefore, after the close of markets on the Effective Date, the following changes will occur:
1.) Name and Ticker Symbol Change. The Fund’s name will change to Invesco Bloomberg MVP Multi-factor ETF, and its ticker symbol will change to BMVP.
2.) Underlying Index and Index Provider Change. Bloomberg Finance, L.P. (the “Index Provider”) will become the Fund’s index provider, and a new underlying index (the “New Underlying Index”) will replace the Fund’s current underlying index, as set forth in the table below:
Current Underlying Index	New Underlying Index
Dynamic Market Intellidex® Index	Bloomberg MVP Index
3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.
4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the components of the New Underlying Index.
5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is composed of the securities of U.S. large-cap companies that exhibit strong fundamental characteristics for momentum (M), value (V), volatility (V) and profitability (P), utilizing a factor model developed by Bloomberg Intelligence (an affiliate of the Index Provider). To be eligible for inclusion in the New Underlying Index, a security must be included in the Bloomberg US 500 Index, which is composed of securities of the largest 500 U.S. companies by free-float market capitalization. Every security eligible for inclusion in the New Underlying Index is measured and assigned a score for momentum, value, volatility, and profitability factors, as defined in the index methodology. The New Underlying Index seeks to include the 50 securities with the strongest momentum, most muted volatility, most inexpensive valuations, and highest profitability based on an aggregated sector-neutral “MVP” score. The New Underlying Index components are equally weighted. The New Underlying Index is rebalanced quarterly after market close on the third Friday of January, April, July and October.
6.) Advisory Fee Reduction. The Fund’s annual advisory fee will be reduced to 0.29% of the Fund’s average daily net assets and will become a unitary fee. Out of the Fund’s unitary advisory fee, Invesco Capital Management LLC (the “Adviser”) will pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
Please Retain This Supplement For Future Reference.
P-PWC-SUMSTATSAI-SUP 062223